                                                                    EXHIBIT 10.3


                           SECURITY INTEREST AGREEMENT

         SECURITY INTEREST AGREEMENT ("Security Interest Agreement"), dated as of May 26, 2005, by and among the persons set forth on Schedule 1 (each a "Secured Party" and collectively, the "Secured Parties"), NEW VISUAL CORPORATION, a Utah corporation having its principal executive offices at 305 NE 102nd Ave., Suite 105, Portland, OR 97220 (the "Company" or the "Debtor"), and KRIEGER & PRAGER, LLP, as agent for the Secured. Parties (the "Agent").

                                    RECITALS

         A. Reference is made to (i) that certain Securities Purchase Agreement of even date herewith (the "Securities Purchase Agreement") to which the Debtor and the Secured Parties are parties, and (ii) the Transaction Agreements, including, without limitation, the Debentures and the Registration Rights Agreement. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the relevant Transaction Agreements.

         B. Pursuant to the Transaction Agreements, the Debtor has certain obligations to the Secured Parties (all such obligations, the "Obligations"), including, but not limited to, obligations pursuant to the Securities Purchase Agreement, the Debentures and the Registration Rights Agreement.

         C. In order to induce the Secured Parties to execute and deliver the Transaction Agreements and to make the advances to the Debtor contemplated thereby, and as contemplated by the Securities Purchase Agreement and the Debenture, the Debtor has agreed to grant to the Secured Parties a security interest in the Collateral (as defined below) to secure the due and punctual fulfillment of the Obligations. The Secured Parties are willing to enter into the Securities Purchase Agreement and the other Transaction Agreements only upon receiving the Debtor's execution of this Security Interest Agreement.

         NOW, THEREFORE, in consideration of the premises, the mutual covenants and conditions contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         SECTION 1. GRANT OF SECURITY INTEREST.

         (a) In order to secure the due and punctual fulfillment of the Obligations, the Debtor hereby grants, conveys, transfers and assigns to the Secured Parties (and to each of them based on their respective Allocable Shares, as defined below) a continuing security interest in the following described properties, assets and rights of Debtor, wherever located, whether now owned or hereafter acquired or arising, and all cash and non-cash proceeds and products thereof (all of the same hereinafter collectively called the "Collateral"):

         All assets of the Debtor, including, but not limited to: all personal and fixture property of every kind and nature, including without limitation all goods (including inventory, equipment and any accessions thereto), instruments (including promissory notes), documents, accounts (including accounts receivable), chattel paper (whether tangible or electronic), deposit accounts, letter-of-credit rights (whether or not the letter of credit is evidenced by a writing), commercial tort claims, securities and all other investment property, supporting obligations, any other contract rights or rights to the payment of money, insurance claims and proceeds, and all general intangibles (including all payment intangibles); all Copyrights (as defined below) and any and all royalties, payments and other amounts payable to Debtor in connection with the Copyrights, together with all renewals and extensions of the Copyrights, the right to recover for all past and future infringements of the Copyrights, and all manuscripts, documents, writings, tapes, disks, storage media, computer programs, computer databases, computer program flow diagrams, source codes, object codes and all tangible property embodying or incorporating the Copyrights, and all other rights of every kind whatsoever accruing thereunder or pertaining thereto; all of Debtor's right, title and interest in and to any and all present and future license rights or agreements, with respect to the Copyrights or otherwise; and all present and future accounts and other rights to payment arising from, in connection with or relating to the Copyrights or otherwise.

         "Copyrights" means any or all of the following: all present and future United States registered copyrights and copyright registrations, including Debtor's United States registrations and copyright registrations listed in Exhibit C to this Security Interest Agreement, all of Debtor's present and future United States applications for copyright registrations listed in Exhibit D to this Security Interest Agreement, and all of Debtor's present and future copyrights that are not registered in the United States Copyright Office ("Copyright Office"), including without limitation derivative works.

         (b) The security interests granted pursuant to this Section (the "Security Interests") are granted as security only and shall not subject the Secured Party to, or transfer or in any way affect or modify, any obligation or liability of the Debtor under any of the Collateral or any transaction which gave rise thereto.

         (c) The term "Allocable Share" means, with respect to each Secured Party (if there is more than one Secured Party), as of the relevant date, the fraction equal to (i) the outstanding principal of the Debenture then held by such Secured Party, divided by (ii) the aggregate outstanding principal of the Debentures then held by all Secured Parties.

         SECTION 2. FILING; FURTHER ASSURANCES.

         (a) The Debtor will, at its expense, cause to be searched the public records with respect to the Collateral and will execute, deliver, file and record (in such manner and form as the Secured Party may require), or permit the Secured Party to file and record, as its attorney in fact, any financing statements, any carbon, photographic or other reproduction of a financing statement or this Security Agreement (which shall be sufficient as a financing statement hereunder), any specific assignments or other paper that may be reasonably necessary or desirable, or that the Secured Party may request, in order to create, preserve, perfect or validate any Security Interest or to enable the Secured Party to exercise and enforce its rights hereunder with respect to any of the Collateral. The Debtor hereby appoints Secured Party as Debtor's attorney-in-fact to execute in the name and behalf of Debtor such additional financing statements as Secured Party may request.

         (b) Each Secured Party has designated an Agent as provided in Section titled "Agent" below. Among other things, such Agent shall be agent of the Secured Party for execution of and identification on any financing statement or similar instrument referring to or describing the Collateral.

         (c) The Agent is authorized to execute and file any and all financing statements desired to be filed by the Secured Parties to reflect the security interest in the Collateral in any and all jurisdictions. For such purposes, the Debtor irrevocably appoints the Agent (acting by Samuel M. Krieger or Ronald Nussbaum, or either one of them), with full power of substitution to execute and file such financing statements naming the Debtor as debtor thereon.

         SECTION 3. REPRESENTATIONS AND WARRANTIES OF DEBTOR. The Debtor hereby represents and warrants to the Secured Party (a) that, except as set forth in Exhibit A attached hereto, the Debtor is, or to the extent that certain of the Collateral is to be acquired after the date hereof, will be, the owner of the Collateral free from any adverse lien, security interest or encumbrance; (b) that except for such financing statements as may be described on Exhibit A attached hereto and made a part hereof, no financing statement covering the Collateral is on file in any public office, other than the financing statements filed pursuant to this Security Agreement; and (c) that all additional information, representations and warranties contained in Exhibit B attached hereto and made a part hereof are true, accurate and complete on the date hereof.

         SECTION 4. COVENANTS OF DEBTOR. The Debtor hereby covenants and agrees with the Secured Party that the Debtor (a) will, at the Debtor's sole cost and expense, defend the Collateral against all claims and demands of all persons at any time claiming any interest therein junior to the Secured Party's interest;
(b) will provide the Secured Party with prompt written notice of (i) any change in the chief executive officer of the Debtor or the office where the Debtor maintains its books and records pertaining to the Collateral; (ii) the movement or location of all or a material part of the Collateral to or at any address other than as set forth in said Exhibit B; and (iii) any facts which constitute a Debtor Event of Default (as such term is defined below), or which, with the giving of notice and/or the passage of time, could or would constitute a Debtor Event of Default, pursuant to Section 7 below; (c) will promptly pay any and all taxes, assessments and governmental charges upon the Collateral prior to the date penalties are attached thereto, except to the extent that such taxes, assessments and charges shall be contested in good faith by the Debtor; (d) will immediately notify the Secured Party of any event causing a substantial loss or diminution in the value of all or any material part of the Collateral and the amount or an estimate of the amount of such loss or diminution; (e) will have and maintain adequate insurance at all times with respect to the Collateral, for such other risks as are customary in the Debtor's industry for the respective items included in the Collateral, such insurance to be payable to the Secured Party and the Debtor as their respective interests may appear, and shall provide for a minimum of ten (10) days prior written notice of cancellation to the Secured Party, and Debtor shall furnish the Secured Party with certificates or other evidence satisfactory to the Secured Party of compliance with the foregoing insurance provisions; (f) will not sell or offer to sell or otherwise assign, transfer or dispose of the Collateral or any interest therein, without the prior written consent of the Secured Party, except in the ordinary course of business; (g) will keep the Collateral free from any adverse lien, security interest or encumbrance (except for encumbrances specified in Exhibit A attached hereto or otherwise specified herein) and in good order and repair, reasonable wear and tear excepted, and will not waste or destroy the Collateral or any part thereof, and in furtherance of the foregoing, and not in limitation thereof, will not grant a security interest senior to or pari passu with the security interest of the Secured Parties contemplated hereby to any other party (except to a party such as a government agency, where the priority of such party is provided by relevant law or regulation); and (h) will not use the Collateral in material violation of any statute or ordinance the violation of which could materially and adversely affect the Debtor's business.

         SECTION 5. RECORDS RELATING TO COLLATERAL. The Debtor will keep its records concerning the Collateral at its offices designated in the caption of this Security Interest Agreement or at such other place or places of business of which the Secured Party shall have been notified in writing no less than ten
(10) days prior thereto. The Debtor will hold and preserve such records and chattel paper and will permit representatives of the Secured Party at any time during normal business hours upon reasonable notice to examine and inspect the Collateral and to make abstracts from such records and chattel paper (collectively, "Audit"), and will furnish to the Secured Party such information and reports regarding the Collateral as the Secured Party may from time to time reasonably request. As long as no Event of Default has occurred and is continuing, such Audits will be conducted not more often than once every twelve
(12) months. Unless an Event of Default is continuing at the time of the Audit, the Secured Party shall bear its own costs of the Audit. If an Event of Default has occurred and is continuing, Secured Party may make Audits more frequently and the Debtor will be responsible for the related costs.

         SECTION 6. GENERAL AUTHORITY. From and during the term of any Debtor Event of Default, the Debtor hereby appoints the Secured Party the Debtor's lawful attorney, with full power of substitution, in the name of the Debtor, for the sole use and benefit of the Secured Party, but at the Debtor's expense, to exercise, all or any of the following powers with respect to all or any of the
Collateral:

         (a) to demand, sue for, collect, receive and give acquittance for any and all monies due or to become due;

         (b) to receive, take, endorse, assign and deliver all checks, notes, drafts, documents and other negotiable and non- negotiable instruments and chattel paper taken or received by the Secured Party;

         (c) to settle, compromise, prosecute or defend any action or proceeding with respect thereto;

         (d) to sell, transfer, assign or otherwise deal in or with the same or the proceeds thereof or the related goods securing the Collateral, as fully and effectually as if the Secured Party were the sole and absolute owner thereof;

         (e) to extend the time of payment of any or all thereof and to make any allowance and other adjustments with reference thereto; and

         (f) to discharge any taxes, liens, security interests or other encumbrances at any time placed thereon;

provided that the Secured Party shall give the Debtor not less than ten (10) business days' prior written notice of the time and place of any sale or other intended disposition of any of the Collateral.

         The exercise by Secured Party of or failure to so exercise any authority granted herein shall in no manner affect Debtor's liability to Secured Party, and provided, further, that Secured Party shall be under no obligation or duty to exercise any of the powers hereby conferred upon them and they shall be without liability for any act or failure to act in connection with the collection of, or the preservation of, any rights under any of the Collateral.

         SECTION 7. DEBTOR EVENTS OF DEFAULT. The Debtor shall be in default under this Security Agreement upon the occurrence of any of the following events (a "Debtor Event of Default"):

                  (i) if any representation or warranty made by the Debtor in this Security Interest Agreement, in the Securities Purchase Agreement or in any of the other Transaction Agreements shall be false or misleading in any material respect; or

                  (ii) the occurrence of an Event of Default (as defined in the Debenture) by the Debtor.

         SECTION 8. REMEDIES UPON DEBTOR EVENT OF DEFAULT. If any Debtor Event of Default shall have occurred, the Secured Party may exercise all the rights and remedies of a Secured Party under the Uniform Commercial Code. The Secured Party may require the Debtor to assemble all or any part of the Collateral and make it available to the Secured Party at a place to be designated by the Secured Party which is reasonably convenient. The Secured Party shall give the Debtor ten (10) business days prior written notice of the Secured Party's intention to make any public or private sale or sale at a broker's board or on a securities exchange of the Collateral. At any such sale the Collateral may be sold in one lot as an entirety or in separate parcels, as the Secured Party, in its sole discretion, may determine. The Secured Party shall not be obligated to make any such sale pursuant to any such notice. The Secured Party may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be adjourned. The Secured Party, instead of exercising the power of sale herein conferred upon it, may proceed by a suit or suits at law or in equity to foreclose the Security Interests and sell the Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction.

         SECTION 9. APPLICATION OF COLLATERAL AND PROCEEDS. The proceeds of any sale of, or other realization upon, all or any part of the Collateral shall be applied in the following order of priorities: (a) first, to pay the reasonable expenses of such sale or other realization, including, without limitation, reasonable attorneys' fees, and all expenses, liabilities and advances reasonably incurred or made by the Secured Party in connection therewith, and any other unreimbursed expenses for which the Secured Party is to be reimbursed pursuant to Section 10; (b) second, to the payment of the Obligations in such order of priority as the Secured Party, in its sole discretion, shall determine; and (c) finally, to pay to the Debtor, or its successors or assigns, or as a court of competent jurisdiction may direct, any surplus then remaining from such proceeds.

         SECTION 10. EXPENSES; SECURED PARTY'S LIEN. The Debtor will forthwith upon demand pay to the Secured Party: (a) the amount of any taxes which the Secured Party may have been required to pay by reason of the Security Interests (including, without limitation, any applicable transfer taxes) or to free any of the Collateral from any lien thereon (provided, the Debtor is not actively contesting the lien in good faith); and (b) the amount of any and all reasonable out-of-pocket expenses, including, without limitation, the reasonable fees and disbursements of its counsel, and of any agents not regularly in its employ, which the Secured Party may incur in connection with (i) the preparation of any amendments or modifications of this Security Agreement, (ii) the collection, sale or other disposition of any of the Collateral; (iii) the exercise by the Secured Party of any of the powers conferred upon it hereunder, or (iv) any default by the Debtor hereunder.

         SECTION 11. TERMINATION OF SECURITY INTERESTS; RELEASE OF COLLATERAL. Upon the earlier of

         (i) the date on which less than one-third of the original principal amount of the Debentures issued on the Closing Date (but not counting any Debentures canceled pursuant to Section 4(o)(iii) of the Securities Purchase Agreement) are outstanding, or

         (ii) the payment and performance in full of all the Obligations, the Security Interests shall terminate and all rights to the Collateral shall revert to the Debtor. Upon any such termination of the Security Interests or release of Collateral, the Secured Party will, at the Debtor's expense, to the extent permitted by law, promptly execute and deliver to the Debtor such documents as the Debtor shall reasonably request to evidence the termination of the Security Interests or the release of such Collateral, as the case may be. The Debtor further covenants and agrees that it will not grant any other lien in the Collateral (however denominated) as long as any of the Obligations remains outstanding other than Permitted Liens (as defined below).

         SECTION 12. PERMITTED LIENS. The term "Permitted Liens" means any or more of the following:

         (a) liens shown on Exhibit A attached hereto or arising under the latest Disclosure Letter provided to the Holders no later than the Closing Date or specified in the Company's SEC Documents;

         (b) liens for taxes, fees, assessments or other governmental charges or levies, either not delinquent or being actively contested in good faith by the Debtor;

         (c) purchase money liens (i) on equipment acquired or held by the Debtor, where such lien was created in connection with the financing of the acquisition of such equipment, or (ii) existing on equipment when such equipment is or was acquired by the Company; provided, in each case that the lien is limited to the specific item or items of equipment and improvements and proceeds thereof;

         (d) liens associated with licenses or sublicenses granted by the Debtor in the ordinary course of its business, and not otherwise prohibited by the terms of this Agreement, if such liens have no priority over the Security Interests;

         (e) liens associated with licenses or sublicenses granted to the Debtor in the ordinary course of its business, in connection with the Debtor's leased premises or leased property, if such liens have no priority over the Security Interests;

         (f) leases or subleases granted in the ordinary course of the Debtor's business, including in connection with the Debtor's leased premises or leased property; or

         (g) liens incurred in the extension, renewal, or refinancing of the indebtedness secured by liens described in subparagraphs (a) through and including (c) above, but any such extension, renewal or replacement lien must be limited to the property encumbered by the existing lien and the principal amount of the indebtedness may not increase.

         SECTION 13. NOTICES. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (a) personally served,
(b) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (c) delivered by reputable air courier service with charges prepaid, or (d) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice given in accordance herewith. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (i) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (ii) on the second business day following the date of mailing by express courier service or on the fifth business day after deposited in the mail, in each case, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be for (i) the Debtor as provided in the Securities Purchase Agreement for notices to the Company, (ii) for each Secured Party as provided in the Securities Purchase Agreement for notices to the relevant Buyer and (iii) for the Agent as provided in the Securities Purchase Agreement for notices to the Escrow Agent. Any party hereto may from time to time change its address or facsimile number for notices under this Section in the manner contemplated by the Securities Purchase Agreement.

         SECTION 14. AGENT.

         (a) Anything in the other provisions of this Security Interest Agreement to the contrary notwithstanding, the Secured Party may designate another entity to act as agent (the "Agent") for the Secured Party with respect to any one or more of the rights of Secured Party hereunder, including, but not necessarily limited to, the right to hold the security interest and/or be named as secured party (as agent for the Secured Party) in any filed financing statement and to take action in the name and stead of the Secured Party hereunder. Such designation may be made with or without power of substitution, Such designation shall remain in effect until canceled by the Secured Party, as provided herein; provided, however, that such cancellation shall not affect the validity of any action theretofore taken by such agent pursuant to this Security Interest Agreement. The Debtor acknowledges and agrees to honor such designation and acknowledges that the Agent is acting as the agent of the Secured Party and not as a principal.

         (b) Each Secured Party hereby confirms that the Secured Party has designated Krieger & Prager, LLP (acting by Samuel M. Krieger or Ronald Nussbaum, or either one of them), as its initial Agent, with full right of substitution.

         (c) If there is more than one Secured Party, the Agent shall act as agent for all Secured Parties. Any revocation of the authority of the Agent or the designation of an alternate Agent shall be done only by Secured Parties who represent a Majority in Interest of the Holders at that time; provided that at all times all Secured Parties shall be represented by one and the same Agent.

         (d) Reference is made to the provisions of Sections 2 through 15, inclusive of the Joint Escrow Instructions. All such provisions are incorporated herein by reference as if set forth herein in full, except that, for such purposes, the references therein to (i) the "Escrow Agent" shall be deemed to be references to the "Agent" under this Security Interest Agreement, (ii) the "Company" shall be deemed to be references to the Debtor under this Security Interest Agreement, and (iii) each "Buyer" shall be deemed to be references to each Secured Party under this Security Interest Agreement.

         SECTION 15. MISCELLANEOUS.

         (a) No failure on the part of the Secured Party to exercise, and no delay in exercising, and no course of dealing with respect to, any right, power or remedy under this Security Interest Agreement shall operate as a waiver thereof; nor shall any single or partial exercise by the Secured Party of any right, power or remedy under this Security Interest Agreement preclude the exercise, in whole or in part, of any other right, power or remedy. The remedies in this Security Interest Agreement are cumulative and are not exclusive of any other remedies provided by law. Neither this Security Interest Agreement nor any provision hereof may be changed, waived, discharged or terminated orally but only by a statement in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

         (b) Unless otherwise defined herein, or unless the context otherwise requires, all terms used herein which are defined in the New York Uniform Commercial Code have the meanings therein stated.

         (c) The execution and delivery by Debtor of this Security Interest Agreement and all documents delivered in connection herewith have been duly and validly authorized by all necessary corporate action of Debtor and this Agreement and all documents delivered in connection herewith have been duly and validly executed and delivered by Debtor. The execution and delivery by Debtor of this Security Interest Agreement and all documents delivered in connection herewith will not result in a breach or default of or under the Certificate of Incorporation, By-laws or any agreement, contract or indenture of Debtor. This Security Interest Agreement and all documents delivered in connection therewith are legal, valid and binding obligations of Debtor enforceable against Debtor in accordance with their terms.

         (e) In the event that any action is taken by Debtor or Secured Party in connection with the this Security Interest Agreement, or any related document or matter, the losing party in such legal action, in addition to such other damages as he or it may be required to pay, shall pay reasonable attorneys' fees to the prevailing party.

         SECTION 16. SEPARABILITY. If any provision hereof shall prove invalid or unenforceable in any jurisdiction whose laws shall be deemed applicable, the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Secured Party.

         SECTION 17. GOVERNING LAW.

         (a) This Security Interest Agreement shall be governed by and construed in accordance with the laws of the State of New York for contracts to be wholly performed in such state and without giving effect to the principles thereof regarding the conflict of laws. Each of the parties consents to the exclusive jurisdiction of the federal courts whose districts encompass any part of the County of New York or the state courts of the State of New York sitting in the County of New York in connection with any dispute arising under this Security Interest Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on FORUM NON COVENIENS, to the bringing of any such proceeding in such jurisdictions or to any claim that such venue of the suit, action or proceeding is improper. To the extent determined by such court, the Debtor shall reimburse the Secured Party for any reasonable legal fees and disbursements incurred by the Secured Party in enforcement of or protection of any of its rights under this Security Interest Agreement. Nothing in this Section shall affect or limit any right to serve process in any other manner permitted by law.

                  (b) The Debtor and the Secured Party acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Security Interest Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Security Interest Agreement and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which any of them may be entitled by law or equity.

         SECTION 18. JURY TRIAL WAIVER. The Debtor and the Secured Party hereby waive a trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other in respect of any matter arising out of or in connection with the Debenture or this Security Interest Agreement.

         SECTION 19. ASSIGNMENT. Only in connection with the transfer of the rights under the Transaction Agreements in accordance with their terms, a Secured Party may assign or transfer the whole or any part of its security interest granted hereunder, and may transfer as collateral security the whole or any part of Secured Party's security interest in the Collateral. Any transferee of the Collateral shall be vested with all of the rights and powers of the assigning Secured Party hereunder with respect to the Collateral.

                   [Balance of page intentionally left blank]

         SECTION 20. WAIVER. The Debtor waives any right that it may have to require Secured Party to proceed against any other person, or proceed against or exhaust any other security, or pursue any other remedy Secured Party may have.

         IN WITNESS WHEREOF, the Parties have executed this Security Interest Agreement as of the day, month and year first above written.

         SECURED PARTIES (named in Schedule 1):
         By:  Krieger & Prager LLP, as their agent


         By: Ronald Nussbaum, Esq



         DEBTOR:
         NEW VISUAL CORPORATION



         By: /s/ Brad Ketch
               President


         AGENT:
         KRIEGER & PRAGER, LLP

         By: Ronald Nussbaum, Esq.


                                                       SCHEDULE 1

         The Secured Parties are:

Name                                                              Address
----------------------------------------------------------------- -----------------------------------------------
Alpha Capital AG                                                  Attn: Konrad Ackerman
                                                                  Pradafant 7
                                                                  Furstentum 9490
                                                                  Vaduz, Liechtenstein
----------------------------------------------------------------- -----------------------------------------------
Yokim Asset Management Corp.                                      c/o Lexinter
                                                                  8C Avenue de Champel
                                                                  1206 Geneva, Switzerland
----------------------------------------------------------------- -----------------------------------------------
Puritan LLC                                                       314 McDonald Avenue
                                                                  Brooklyn, NY 11218
----------------------------------------------------------------- -----------------------------------------------
Whalehaven Capital Fund Limited                                   3d Floor
                                                                  14 Par La Ville Road
                                                                  P.O. Box HM 1027
                                                                  Hamilton HMDX Bermuda
----------------------------------------------------------------- -----------------------------------------------
Clearview International Investment Ltd.                           4 Sonenfeld Str.
                                                                  Bne Brack, Israel 51554
----------------------------------------------------------------- -----------------------------------------------
Double U Master Fund LP                                           Harbour House, Waterfront Dr.
                                                                  Road Town
                                                                  Tortola, British Virgin Islands
----------------------------------------------------------------- -----------------------------------------------
Gross Foundation, Inc.                                            1660 49th St.
                                                                  Brooklyn, NY 11204
----------------------------------------------------------------- -----------------------------------------------
Notzer Chesed                                                     5107 18th Avenue
                                                                  Brooklyn, NY 11204
----------------------------------------------------------------- -----------------------------------------------
Truk Opportunity Fund, LLC                                        One East 52nd St., 6th Floor
                                                                  New York, NY 10022
----------------------------------------------------------------- -----------------------------------------------
First Mirage, Inc.                                                333 Sandy Springs Circle, Suite 230
                                                                  Atlanta, GA 30328
----------------------------------------------------------------- -----------------------------------------------
Generation Capital Associates                                     1085 Riverside Trace
                                                                  Atlanta, GA 30328
----------------------------------------------------------------- -----------------------------------------------
JM Investors LLC                                                  152 E. 9th St.
                                                                  Lakewood, NJ 08701
----------------------------------------------------------------- -----------------------------------------------
Professional Traders Fund, LLC                                    1400 Old Country Road, Suite 206
                                                                  Westbury, NY 11590
----------------------------------------------------------------- -----------------------------------------------
Republic Aggressive Growth                                        Calle 53 Urbanizacion Marbella
                                                                  Obarrio Torre Swiss Bank Piso 16
                                                                  Panama, Panama
----------------------------------------------------------------- -----------------------------------------------
Barucha Pension LLC                                               25 Rosalind Place
                                                                  Lawrence, NY 11559
----------------------------------------------------------------- -----------------------------------------------
CMS Capital                                                       96-12 Van Nuys Blvd., #108
                                                                  Panorama City, CA 91402
----------------------------------------------------------------- -----------------------------------------------
Bessie Weiss Family Partnership                                   151 S. McCadden Place
                                                                  Los Angeles, CA 90004
----------------------------------------------------------------- -----------------------------------------------
Harborview Master Fund LP                                         Harbour House, 2d Floor
                                                                  Road Town, Tortola
                                                                  British Virgin Islands
----------------------------------------------------------------- -----------------------------------------------



----------------------------------------------------------------- -----------------------------------------------
Name                                                              Address
----------------------------------------------------------------- -----------------------------------------------
Nite Capital LP                                                   100 E. Cook Avenue #201
                                                                  Libertyville, IL 60048
----------------------------------------------------------------- -----------------------------------------------
Cong.                                                             Sharei Chaim
                                                                  128 Hadassah
                                                                  Land Lakewood,
                                                                  NJ 08701
----------------------------------------------------------------- -----------------------------------------------
Ronald Kimelman                                                   4424 16th Avenue
                                                                  Brooklyn, NY 11204
----------------------------------------------------------------- -----------------------------------------------
Quines Financial SA                                               12 Gilda Crescent
                                                                  London N16 6JP England
----------------------------------------------------------------- -----------------------------------------------
Alexander Hasenfeld, Inc. Profit Sharing & Retirement Plan        c/o Nahum Stein
                                                                  444 Madison Avenue, Suite 501
                                                                  New York, NY 10022
----------------------------------------------------------------- -----------------------------------------------
HSI Partnership                                                   c/o Nahum Stein
                                                                  444 Madison Avenue, Suite 501
                                                                  New York, NY 10022
----------------------------------------------------------------- -----------------------------------------------
David Klugmann                                                    506 Ridge Court
                                                                  Lakewood, NJ 08701
----------------------------------------------------------------- -----------------------------------------------
Truk International Fund, LP                                       One East 52nd St., 6th Floor
                                                                  New York, NY 10022
----------------------------------------------------------------- -----------------------------------------------



                                    EXHIBIT A




                          EXCEPTIONS TO REPRESENTATIONS


1. The following security interests (the "Prior Security Interest") were granted by the Company in the Collateral (or the specified portions thereof) to the Secured Parties named therein (the "Prior Secured Parties") and perfected by the relevant Prior Secured Party prior to March 8, 2005:

                                      None


2. Each Prior Security Interest has priority over the security interest granted to the Secured Parties named in the current Security Agreement to which this Exhibit A is attached.

                                    EXHIBIT B
                   ADDITIONAL INFORMATION RE COLLATERAL, ETC.

                                      None

                                    EXHIBIT C
                                   COPYRIGHTS

                                      None

                                    EXHIBIT D
                             COPYRIGHT APPLICATIONS


                                      None